UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2008

PMA Capital Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31706	23-2217932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 397-5298

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 3, 2008, the Chief Executive Officer and Chief Financial Officer of PMA Capital Corporation will be delivering a presentation at the Keefe, Bruyette & Woods, Inc. Annual Insurance Conference.  A copy of the presentation is being furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1     PMA Capital Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMA Capital Corporation

September 2, 2008	By:	/s/ William E. Hitselberger
	Name:	William E. Hitselberger
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Description

Exhibit 99.1     PMA Capital Corporation Investor Presentation